UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 30, 2026

DIGITALBRIDGE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

750 Park of Commerce Drive, Suite 210

Boca Raton, Florida 33487

(Address of Principal Executive Offices, Including Zip Code)

(561) 570-4644
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of December 29, 2025 (the “Merger Agreement”), by and among DigitalBridge Group, Inc., a Maryland corporation (“DigitalBridge” or the “Company”), Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Merger Sub I (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and DigitalBridge Operating Company, LLC, a Delaware limited liability company (“Company OP”).

Prior to the consummation of the Mergers (as defined below), DigitalBridge formed DigitalBridge Group Subsidiary I, LLC, a Delaware limited liability company and wholly owned subsidiary of DigitalBridge (“DigitalBridge Sub”), and contributed to DigitalBridge Sub a portion of the common units of Company OP (each, a “Company OP Common Unit”) and a portion of the preferred units of Company OP (each, a “Company OP Preferred Unit”) held by DigitalBridge, representing approximately 1% of the outstanding Company OP Common Units and of each series of outstanding Company OP Preferred Units, respectively.

On September 30, 2026, pursuant to the Merger Agreement, (i) Merger Sub I merged with and into DigitalBridge (the “Company Merger”), the separate corporate existence of Merger Sub I ceased, and DigitalBridge continued as the surviving corporation in the Company Merger (the “Surviving Corporation”) and, as a result, is now an indirect subsidiary of Parent, and (ii) immediately following the Company Merger, Merger Sub II merged with and into Company OP (the “LLC Merger” and, together with the Company Merger, the “Mergers”), the separate existence of Merger Sub II ceased, and Company OP continued as the surviving company in the LLC Merger (the “Surviving Company OP”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), and as a result of the Company Merger, (i) each share of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”), (ii) each share of Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock”) and (iii) each share of Performance Common Stock, par value $0.01 per share, of the Company (together with the Class A Common Stock and Class B Common Stock, the “Company Common Stock”) in each case that was issued and outstanding immediately prior to the Company Merger Effective Time, subject to certain exceptions as set forth in the Merger Agreement, was converted into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable law (the “Common Stock Consideration”). In addition, on the terms and subject to the conditions set forth in the Merger Agreement, unless otherwise agreed in writing between the applicable holder of a Company OP Common Unit and Parent, at the effective time of the LLC Merger (the “LLC Merger Effective Time”), and as a result of the LLC Merger, each Company OP Common Unit that was issued and outstanding immediately prior to the LLC Merger Effective Time, subject to certain exceptions as set forth in the Merger Agreement, was converted into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable law (the “LLC Merger Consideration”). The Company OP Common Units held by DigitalBridge and DigitalBridge Sub immediately prior to the LLC Merger Effective Time remained outstanding following the LLC Merger and were not converted into the right to receive the LLC Merger Consideration.

Each share of Company Preferred Stock (as defined below) that was issued and outstanding immediately prior to the Company Merger Effective Time remained outstanding as a share of preferred stock of the Surviving Corporation, subject to the change of control conversion rights described under Item 3.03 below. Each Company OP Preferred Unit that was outstanding immediately prior to the LLC Merger Effective Time remained outstanding as a preferred unit of the Surviving Company OP.

Except as described below with respect to Company PSU Awards and Company Restricted Stock Awards held by Marc C. Ganzi and unless otherwise agreed in writing between the applicable holder and Parent, in connection with the Mergers, as of immediately prior to the Company Merger Effective Time, each outstanding award of (i) shares of Company Common Stock subject to vesting and/or repurchase conditions granted under the DigitalBridge Group, Inc. 2014 Omnibus Stock Incentive Plan and DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan, as amended on May 28, 2026 (collectively, the “DigitalBridge Stock Plans”) (each, a “Company Restricted Stock Award”), (ii) time-based restricted stock units relating to shares of Company Common Stock granted under the DigitalBridge Stock Plans (each, a “Company RSU Award”) and (iii) performance-based restricted stock units relating to shares of Company Common Stock granted under the DigitalBridge Stock Plans (each, a “Company PSU Award”) that was not already vested became vested in full and was automatically cancelled in exchange for the right to receive, in each case, an amount in cash equal to the sum of (a) the product of (x) the Common Stock Consideration multiplied by (y) the total number of shares of Company Common Stock subject to such award (calculated, in the case of a Company PSU Award, based on target-level performance) plus (b) any accumulated dividend equivalents credited in respect of such award as of immediately prior to the Company Merger Effective Time, without interest and less applicable tax withholding. Certain holders of such awards are expected to re-invest a portion of the after-tax cash proceeds payable to such holders in respect of such awards into equity interests of Duncan Holdco II (as defined below) following the closing of the Mergers. Notwithstanding the foregoing, the unvested Company PSU Awards and unvested Company Restricted Stock Awards held by Marc C. Ganzi that were outstanding immediately prior to the Company Merger Effective Time remained outstanding following the Company Merger Effective Time subject to the same terms and conditions (including vesting) as applied as of immediately prior to the Company Merger Effective Time. At the Company Merger Effective Time, each outstanding award of deferred stock units relating to shares of Company Common Stock granted under the DigitalBridge Stock Plans (each, a “Company DSU Award”) automatically vested in full and was cancelled in exchange for the right to receive an amount in cash equal to the product of (a) the Common Stock Consideration multiplied by (b) the total number of shares of Company Common Stock subject to such Company DSU Award, without interest. Each award of partnership interest in Company OP that has been designated as an “LTIP Unit” granted pursuant to the DigitalBridge Stock Plans (each, a “Company OP LTIP Unit Award”) that was outstanding and unvested immediately prior to the LLC Merger Effective Time became vested as of the business day prior to the LLC Merger Effective Time as though the LLC Merger had then occurred and was thereafter treated in the same manner as a vested Company OP LTIP Unit Award. With respect to each Company OP LTIP Unit Award that vested prior to the Company Merger Effective Time, pursuant to the terms and conditions of the Merger Agreement, the Company, as managing member of Company OP, exercised its right to cause a Forced Redemption (as defined and described in the Third Amended and Restated Limited Liability Company Agreement of Company OP, dated as of January 10, 2017, as amended) such that the maximum number of vested Company OP LTIP Unit Awards then eligible for conversion was converted into Company OP Common Units on a one-for-one basis, each of which was in turn converted into the right to receive the LLC Merger Consideration.

The foregoing description of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to DigitalBridge’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2025, and is incorporated into this Item 2.01 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

In connection with the closing of the Mergers, on September 30, 2026, DigitalBridge notified the New York Stock Exchange (the “NYSE”) of the completion of the Company Merger and requested that the NYSE (i) suspend trading of the Company Common Stock on the NYSE before the opening of trading on September 30, 2026 and (ii) file a notification of removal from listing and registration on Form 25 with the SEC to delist the Company Common Stock from the NYSE and deregister such securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, all shares of the Company Common Stock were removed from trading on the NYSE prior to the opening of trading on September 30, 2026. The NYSE has filed with the SEC a notification of removal from listing and registration on Form 25 to delist the Company Common Stock from the NYSE and deregister such securities under Section 12(b) of the Exchange Act. Such delisting will result in the deregistration of the Company Common Stock under Section 12(b) of the Exchange Act.

In connection with the closing of the Mergers, on September 1, 2026, DigitalBridge notified the NYSE of its voluntary intention to delist from the NYSE (i) the Company’s 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series H Preferred Stock”), (ii) the Company’s 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series I Preferred Stock”) and (iii) the Company’s 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series J Preferred Stock” and, together with the Series H Preferred Stock and the Series I Preferred Stock, the “Company Preferred Stock”) and filed with the SEC a notification of removal from listing and registration on Form 25 for each series of the Company Preferred Stock to effect the delisting of such series of the Company Preferred Stock from the NYSE and to deregister such series of the Company Preferred Stock under Section 12(b) of the Exchange Act. As a result, all shares of Company Preferred Stock are expected to be removed from trading on the NYSE prior to the opening of trading on October 5, 2026.

Following the effectiveness of each Form 25, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the suspension of DigitalBridge’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Company Common Stock and the Company Preferred Stock as promptly as practicable.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the Company Merger Effective Time, the former holders of shares of the Company Common Stock that were outstanding immediately prior to the Company Merger Effective Time, subject to certain exceptions as set forth in the Merger Agreement, ceased to have any rights with respect to such shares, other than the right to receive the Common Stock Consideration to be paid pursuant to the Merger Agreement.

Pursuant to the terms of each series of Company Preferred Stock, as a result of the Company Merger, each holder of Company Preferred Stock has the right to convert any or all of the shares of such series of Company Preferred Stock held by such holder into cash on a date (each, a “Conversion Date”) specified in the notice to be delivered by the Surviving Corporation to the holders of each series of Company Preferred Stock, which Conversion Date for such series will be a Business Day (as defined in the Articles Supplementary for each series of Company Preferred Stock) no less than 20 days nor more than 35 days after the date on which the notice for such series is given. The Company intends to issue the notice of change of control to the holders of (i) the Series I Preferred Stock on October 1, 2026, (ii) the Series H Preferred Stock on October 7, 2026 and (iii) the Series J Preferred Stock on October 14, 2026.

The per-share cash amount payable upon conversion of each series of Company Preferred Stock (the “Conversion Consideration”) will be equal to (i) $11.28 per share of Series H Preferred Stock, (ii) $14.43 per share of Series I Preferred Stock, and (iii) $15.16 per share of Series J Preferred Stock. Such amounts represent $16.00 (the Common Stock Consideration) multiplied by the lesser of (A) the quotient obtained by dividing (i) $25.00 by (ii) $16.00 (the Common Stock Consideration), and (B) the Share Cap as defined in the Articles Supplementary for each series of Company Preferred Stock, as adjusted for the Company’s 1-to-4 reverse stock split (which Share Cap is equal to (1) 0.70495 in the case of the Series H Preferred Stock, (2) 0.901875 in the case of the Series I Preferred Stock, and (3) 0.9477 in the case of the Series J Preferred Stock). Pursuant to the terms of each series of Company Preferred Stock, at any time prior to the Conversion Date for a series of Company Preferred Stock, the Surviving Corporation shall have the right, at its option, to redeem any shares of Company Preferred Stock in such series and holders of any shares so redeemed will not be entitled to convert such shares. After the Conversion Date for a series of Company Preferred Stock, holders of shares of such series of Company Preferred Stock will cease to have the right to receive the applicable Conversion Consideration and will continue to hold their shares of Company Preferred Stock.

The procedures for exercising the conversion right for a series of Company Preferred Stock described above shall be described in the notice to be delivered by the Surviving Corporation to the holders of such series of Company Preferred Stock. Any shares of Company Preferred Stock that a holder does not elect to convert into the Conversion Consideration will remain outstanding as shares of the applicable series of Company Preferred Stock of the Surviving Corporation and subject to the terms of the Second Amended and Restated Charter (as defined below).

The foregoing description of the terms of Company Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the terms for each series of Company Preferred Stock, which are included as Exhibits A, B and C to the Second Amended and Restated Charter filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Company Merger Effective Time, a change of control of DigitalBridge occurred. Prior to the Company Merger Effective Time, Parent caused all of the outstanding shares of common stock of Merger Sub I to be transferred to Duncan Holdco III LLC, a Delaware limited liability company and a wholly owned subsidiary of Duncan Holdco II (“Duncan Holdco III”). At the Company Merger Effective Time, Merger Sub I merged with and into DigitalBridge, the separate corporate existence of Merger Sub I ceased, and DigitalBridge continued as the Surviving Corporation. As a result, the Surviving Corporation became a direct, wholly owned subsidiary of Duncan Holdco III and an indirect subsidiary of Duncan Holdco II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Duncan Holdco II”), and Parent. Duncan Holdco III directly owns 100% of the outstanding shares of common stock and voting power of the Surviving Corporation, subject to the rights of the outstanding Company Preferred Stock, and Parent indirectly controls the Surviving Corporation through Duncan Holdco II and Duncan Holdco III. Parent is wholly owned by SoftBank Group Overseas GK, a subsidiary of SoftBank Group Corp. The aggregate merger consideration was funded through an equity commitment provided to Parent by SoftBank Group Overseas GK and cash of the Company and its subsidiaries, in accordance with the terms of the Merger Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Upon the Company Merger Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of DigitalBridge, other than Marc C. Ganzi, who continues to serve as a director, ceased to be directors of DigitalBridge.

Upon the Company Merger Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub I immediately prior to the Company Merger Effective Time became the directors of the Surviving Corporation and shall each hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and bylaws of the Surviving Corporation and applicable law. The directors of Merger Sub I immediately prior to the Company Merger Effective Time were Vikas Parekh, Varun Aravapally and Ippei Mimura.

Upon the Company Merger Effective Time, in accordance with the terms of the Merger Agreement, the individuals designated in writing by Parent at least five business days prior to the closing of the Mergers became the officers of the Surviving Corporation and shall each hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and bylaws of the Surviving Corporation and applicable law. The individuals so designated by Parent as officers of the Surviving Corporation were Marc C. Ganzi – Chief Executive Officer, Benjamin J. Jenkins – President and Chief Investment Officer, Thomas Mayrhofer – Chief Financial Officer and Treasurer, Liam Stewart – Chief Operating Officer, Geoffrey Goldschein – Chief Legal Officer and Secretary and Tracey Teh – Chief Accounting Officer.

Item 5.03 Amendments to Articles of Incorporation, Bylaws or Operating Agreements; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the closing of the Company Merger, DigitalBridge’s amended and restated charter was amended and restated in its entirety (the “Second Amended and Restated Charter”) and the bylaws of Merger Sub I, as in effect immediately prior to the Company Merger Effective Time, were adopted as the bylaws of the Surviving Corporation (the “Amended and Restated Bylaws”). Copies of the Second Amended and Restated Charter and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

In connection with the closing of the LLC Merger, the limited liability company agreement of Company OP was amended and restated in its entirety (the “Fourth Amended and Restated LLCA”). A copy of the Fourth Amended and Restated LLCA is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 5.03 by reference.

Forward-Looking Statements

Some of the statements contained in this current report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this current report reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) uncertainties as to the timing and completion of the delisting and deregistration of the Company Preferred Stock; (ii) uncertainties as to the timing of the conversion of the Company Preferred Stock; (iii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement or the outcome of any other legal proceedings that may be instituted against the Company or SoftBank Group Corp. (“SoftBank”) and/or others relating to the Mergers may result in significant costs of defense, indemnification and liability; (iv) risks that the benefits of the Mergers are not realized when and as expected; (v) legislative, regulatory and economic developments; and (vi) (A) the risk factors described in Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov and on the Company’s website. These forward-looking statements speak only as of the date of this current report. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this current report or to reflect actual outcomes, except as otherwise required by law.

While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. “Risk Factors” and in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Readers of this current report should also read our other periodic filings made with the SEC and other publicly filed documents for further discussion regarding such factors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 29, 2025, by and among DigitalBridge Group, Inc., Duncan Holdco LLC, Duncan Sub I Inc., Duncan Sub II LLC and DigitalBridge Operating Company, LLC (incorporated by reference to Exhibit 2.1 to DigitalBridge’s Current Report on Form 8-K filed on December 30, 2025).
3.1	Second Amended and Restated Charter of DigitalBridge Group, Inc.
3.2	Amended and Restated Bylaws of DigitalBridge Group, Inc.
10.1	Fourth Amended and Restated Limited Liability Company Agreement of DigitalBridge Operating Company, LLC
104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026

DIGITALBRIDGE GROUP, INC.

By:	/s/ Thomas Mayrhofer
Name:	Thomas Mayrhofer
Title:	Chief Financial Officer and Treasurer